UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-642

DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Emerging Markets Equity Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expenses ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.68%, 2.61% and 2.54% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of DWS Emerging Markets Equity Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Emerging Markets Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-9.97%	25.54%	32.30%	34.24%	10.48%
Class B	-10.39%	24.39%	31.16%	33.12%	9.57%
Class C	-10.38%	24.39%	31.21%	33.17%	9.61%
MSCI Emerging Markets Index+	-10.18%	25.71%	34.27%	35.76%	13.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/08	$ 22.78	$ 21.02	$ 21.12
10/31/07	$ 31.64	$ 29.76	$ 29.86
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .05	$ —	$ —
Capital Gain Distributions	$ 5.84	$ 5.84	$ 5.84
Class A Lipper Rankings — Emerging Markets Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	71	of	270	27
3-Year	96	of	195	49
5-Year	87	of	172	51

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Emerging Markets Equity Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,832	$21,824	$41,084	$25,538
	Average annual total return	18.32%	29.71%	32.66%	9.83%
Class B	Growth of $10,000	$12,145	$22,362	$41,705	$24,942
	Average annual total return	21.45%	30.77%	33.06%	9.57%
Class C	Growth of $10,000	$12,439	$22,587	$41,880	$25,033
	Average annual total return	24.39%	31.21%	33.17%	9.61%
MSCI Emerging Markets Index+	Growth of $10,000	$12,571	$24,205	$46,113	$35,607
	Average annual total return	25.71%	34.27%	35.76%	13.54%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.57% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Emerging Markets Equity Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-9.93%	25.63%	32.54%	34.52%	10.75%
MSCI Emerging Markets Index+	-10.18%	25.71%	34.27%	35.76%	13.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 23.06
10/31/07	$ 31.96
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .08
Capital Gain Distributions	$ 5.84
Class S Lipper Rankings — Emerging Markets Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	68	of	270	26
3-Year	88	of	195	45
5-Year	83	of	172	48
10-Year	76	of	97	78

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Emerging Markets Equity Fund — Class S [] MSCI Emerging Markets Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Emerging Markets Equity Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,563	$23,281	$44,044	$27,760
	Average annual total return	25.63%	32.54%	34.52%	10.75%
MSCI Emerging Markets Index+	Growth of $10,000	$12,571	$24,205	$46,113	$35,607
	Average annual total return	25.71%	34.27%	35.76%	13.54%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class*
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 900.30	$ 896.10	$ 896.20	$ 900.70	$ 1,042.00
Expenses Paid per $1,000**	$ 7.89	$ 12.21	$ 11.98	$ 7.09	$ 2.28
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,016.56	$ 1,011.98	$ 1,012.23	$ 1,017.40	$ 1,017.85
Expenses Paid per $1,000**	$ 8.37	$ 12.96	$ 12.71	$ 7.52	$ 7.07
* For the period from March 3, 2008 (commencement of operations) to April 30, 2008.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Emerging Markets Equity Fund	1.67%	2.59%	2.54%	1.50%	1.41%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Emerging Markets Equity Fund's strategy and the market environment during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did emerging markets stocks perform during the semiannual period?

A: Amid an environment of high volatility and elevated investor risk aversion, the emerging markets — as measured by the fund's benchmark, the Morgan Stanley Capital International (MSCI®) Emerging Markets Index — returned -10.18%.1 This return, while negative on an absolute basis, was not far below the -9.37% return for the developed markets, as measured by the MSCI World Index.2 This stands in contrast to the corrections of the 1990s and the early years of this decade, when reduced investor risk appetites would inevitably lead to substantial underperformance for the emerging markets. We believe this shift is largely due to the continued improvement in the underlying fundamentals of the asset class, which are highlighted by rising exports, stronger currencies, improving financial health for both governments and corporations, and the growth of a global middle class. Perhaps the best indication of the changing times is the fact that Brazil was upgraded to an investment-grade rating by Standard and Poor's during the reporting period — remarkable progress from where the country stood just a decade ago. These long-term changes are reflected in the substantial outperformance of the emerging markets over all time periods, as shown in the table below:

	1-year	3-year	5-year	10-year
MSCI Emerging Markets Index	25.71%	34.27%	35.76%	13.54%
MSCI World Index	-2.47%	12.36%	15.18%	5.02%

Performance is historical and no guarantee of future results.

1 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets.
2 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East.
MSCI indices are calculated using closing market prices and translate into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform relative to its benchmark and peer group?

A: The total return of the fund's Class A shares for the six-month period ended April 30, 2008 was -9.97%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

The fund outperformed both the -10.18% return of the benchmark and the -10.71% average return of the funds in its Lipper peer group, Emerging Markets Funds.3

3 Lipper's Emerging Markets Funds category consists of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging-market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: What elements of the fund's positioning helped and hurt performance?

A: The fund gained a significant benefit from holding an underweight in China, which underperformed by a wide margin during the period.4 Our belief was that China's market was extremely overvalued due in part to euphoria among retail investors. At its peak of 26 times earnings estimates, the valuation of the Chinese market was nearly double that of the broader emerging markets asset class. Certain individual stocks reached even higher levels: China Life Insurance Co., Ltd. for instance, was at one point the most richly-valued insurance company in the world. These factors led us to hold an underweight in this market, a positive for performance when it subsequently collapsed amid the broader global sell-off of recent months.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Another positive was the fund's position in the "frontier markets," the smaller, less heavily followed countries within the asset class. For instance, the fund's investments in both Egypt and Lebanon performed exceptionally well. Among the larger markets, the fund was helped by holding an overweight in Brazil. The country's market outperformed due in part to rising commodity prices and the upgrade to its sovereign credit rating.

In terms of negatives, the fund was hurt by its position in the Philippines, a smaller market that was disproportionately affected by the outflow of capital from emerging-markets equities that occurred during first quarter sell off. An underweight in Taiwan, which outperformed sharply following the election of the new president Ma Ying-jeou, also weighed on the fund's relative performance. The major plank of Ma's platform was the improvement of relations with China, which would be a positive for businesses in Taiwan.

Turning our attention to the fund's sector positioning, we generated outperformance in both energy and financials. However, the fund's overweight position in the consumer discretionary sector — which is based on our belief that the growth of the middle class in the emerging markets will lead to rising consumer spending — hurt returns given the overall weakness in this group. However, this was offset to some extent by the strong performance of the fund's holdings in infrastructure-related stocks such as South Korea's Samsung Engineering Co., Ltd. and Egypt's Orascom Construction Industries.

Q: What individual holdings helped and hurt performance?

A: The leading contributor to performance was a position in the energy company Petroleo Brasileiro SA ("Petrobras"). The stock was helped not just by the rising prices of oil and gas, but also by strong organic production growth. At a time when few companies are boosting production, this trait has helped Petrobras deliver a strong return. Most notably, in early October the company announced the discovery of the Tupi oil field off the coast of Brazil — a find that is expected to yield five to eight billion barrels of recoverable oil. Just three months later, Petrobras announced a second find just east of the Tupi field that could contain five times the level of reserves. These discoveries highlight the strong production growth the company continues to achieve.

The second-largest contributor was Uralkali, a Russian potash producer. The main ingredient in fertilizer, potash is experiencing increased demand as the lack of new land to farm requires higher crop yields from existing land. Potash has one of the most favorable supply/demand dynamics in the commodities universe, as there is little supply coming on over the next few years at the same time as demand across emerging markets is booming. With this as the backdrop, the price of potash climbed from $250 per ton to $1000 per ton during the past year, boosting shares of Uralkali — one of the world's three largest producers of potash. Also contributing to performance were LG Electronics, Inc., the Korean company that continues to increase sales and market shares across all segments of its business; and Gulf Finance House EC, a Bahrain-based investment bank that is funding infrastructure investments throughout the booming Persian Gulf region.

Turning to detractors, a position in the Turkish bank Turkiye Garanti Bankasi AS lost ground amid the broader downturn in global financial stocks and the weakness in Turkey's market as a whole. However, as we discuss below, we used this as an opportunity to increase the fund's weighting. Also weighing on returns was Focus Media Holding Ltd., a Chinese company that was hurt by concerns that it would be unable to maintain its growth rate. We continue to hold the stock in the fund on the belief that there is significant upside potential for advertising spending in China. The third-largest detractor was Kookmin Bank, which lost ground on worries that it would experience weaker loan growth due to the slowdown in the Korean economy. The fund continues to hold the stock, as we believe it is a well managed company with an attractive yield.

Q: How did you respond to the market volatility of the past six months?

A: We took advantage of the volatile market environment by adding selectively to the fund's core holdings. For example, we added to Tenaris SA, which had fallen on concerns of potential price weakness in its seamless steel pipe business. This fear proved unfounded, as the company released stellar earnings for the fourth quarter. We also added to Turkiye Garanti Bankasi AS in Turkey after it sold off sharply due to broader concerns about the global economy. The bank maintains a leading market position and has some of the most innovative products in consumer banking. Trading at a ratio of 1.5 times price-to-book value, the stock appeared attractively valued in our view. We intend to use additional market fluctuations as an opportunity to build on core positions that we see as having strong return potential over the next 12 months.

Q: In what regions have you been finding these types of opportunities?

A: The fund entered the reporting period with an overweight in the Middle East and Africa due to our lingering concerns regarding high valuations elsewhere in the emerging markets, particularly Asia. While at times this led to underperformance for the fund, we could not justify the valuation extremes in markets such as China and India. This positioning ultimately paid off, however, as these markets have corrected over 40% from their highs and valuations moved to discounted levels in sectors such as financials and industrials.

While we do not believe the global credit crisis is fully behind us, we nonetheless have begun to increase positions in certain oversold Asian stocks. At the same time, we have been taking profits in markets — such as Egypt and Bahrain — where we have seen strong returns over the past 12 months. We recently exited the fund's position in Commercial International Bank, for example, as it is now one of the most expensive banks in the emerging markets universe with a price-to-book ratio of more than four times. In contrast, Chinese financials have fallen to 2 to 2.5 times price-to-book but with equally compelling growth outlook. With this as the backdrop, we believe Asia has become much more compelling. Even though China's growth is expected to slow, it remains one of the fastest growing economies in the world, and our recent meetings with banks and insurance companies have confirmed that loan growth remains robust. Further, the market penetration of bank products remains low, meaning that the secular growth story is intact. These factors prompted us to add to Industrial & Commercial Bank of China Ltd., a leading Chinese bank with high market share in both consumer and corporate lending. After correcting nearly 50%, the stock fell to a valuation of 2.2 times price-to-book with a return on equity in the high 20s. This serves a prime example of how we are looking for opportunities to add to this sector now that valuations have finally become attractive enough for us to do so. Outside of financials, we added to the fund's position in CNOOC Ltd. — a leading energy exploration and production company — when valuations came down to 11 times 2008 earnings estimates. We also added to the fund's position in GOME Electrical Appliances Holdings Ltd., a leading electronics retailer.

India's stock market also experienced a substantial correction, particularly in the banking sector. We sought to take advantage of this by initiating a position in ICICI Bank Ltd. — the third largest bank in India. The stock retreated over 55% from its highs due to concerns about its exposure to some US subprime debt. However, the bank's subprime exposure was minimal and subtracted less than one percent from its book value. ICICI serves one of the largest and fastest-growing populations in the world, and it has one of the strongest franchises in India.

Q: Outside of Asia, where else have you been finding opportunities?

A: Mexico is another country in which we have boosted the fund's weighting. Given that 30% of its gross domestic product is tied to the US economy, Mexico's market has lagged on fears of a long-lasting US recession. This obscures the fact that the country has a growing share of the European market and has diversified its export base beyond the United States to other parts of Latin America. We believe this diversification leaves Mexico much better positioned than it was in the last US slowdown. Further, valuations of Mexican companies have moved in line with valuations in the broader emerging markets asset class after trading at premiums for many years.

Mexico also is home to a number of well-managed companies with compelling global franchises. Two examples are Cemex SAB de CV and Grupo Televisa SA, stocks we believe have become undervalued after lagging during the past year. We initiated positions in both companies during the past six months, based in part on their strong cash flows favorable and competitive positioning.

Q: Do you have any closing thoughts for investors?

A: We believe investors will have to digest more negative news flow in the months ahead, creating more volatility in the global markets. However, we view this as an opportunity given the attractive values that have emerged throughout the fund's investment universe. The emerging markets continue to feature a wealth of individual companies that are relatively insulated from global turmoil by virtue of their strong organic growth. What's more, most countries in the asset class are benefiting from powerful longer-term trends, such as rapid infrastructure growth and rising spending power for consumers. We believe these factors should continue to provide a firm fundamental foundation for the emerging markets, even if broader market stresses periodically weights on short-term performance.

Portfolio Summary April 30, 2008

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/08	10/31/07

Brazil	15%	15%
Russia	13%	11%
Korea	11%	12%
Taiwan	9%	9%
Hong Kong	7%	7%
India	6%	6%
Mexico	6%	5%
China	5%	5%
South Africa	4%	5%
Other	24%	25%
	100%	100%
Sector Diversification (As a % of Common, Preferred Stocks and Participatory Notes)	4/30/08	10/31/07

Financials	25%	26%
Energy	18%	16%
Materials	14%	15%
Industrials	12%	10%
Telecommunication Services	11%	9%
Consumer Discretionary	8%	10%
Information Technology	8%	10%
Consumer Staples	4%	3%
Health Care	—	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2008 (27.1% of Net Assets)	Country	Percent
1. Petroleo Brasileiro SA Provider and distributor of petroleum	Brazil	4.6%
2. Gazprom Extracts, transports and sells natural gas	Russia	3.5%
3. China Mobile Ltd. Provider of cellular telecommunication services	Hong Kong	3.3%
4. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	3.1%
5. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	2.9%
6. America Movil SAB de CV Provider of wireless communications services	Mexico	2.3%
7. LUKOIL Extractor, transporter, refiner and provider of oil and gas	Russia	2.0%
8. Emaar Properties PJSC Develops, acquires and manages commercial and residential properties	United Arab Emirates	2.0%
9. Industrial & Commercial Bank of China Ltd. Provides personal and corporate commercial banking services	China	1.8%
10. CNOOC Ltd. Explores, develops, produces and sells crude oil and natural gas	Hong Kong	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 93.8%
Australia 0.2%
Sino Gold Mining Ltd.* (Cost $1,217,732)	182,600	849,674
Bahrain 0.9%
Gulf Finance House EC (GDR) 144A* (Cost $2,035,480)	89,470	3,444,583
Bermuda 0.3%
GP Investments Ltd. "A" (BDR)** (Cost $1,180,764)	136,000	1,309,108
Brazil 13.9%
All America Latina Logistica SA (Unit)	243,200	3,174,973
Banco Bradesco SA (ADR) (Preferred) (a)	103,050	2,326,869
BR Malls Participacoes SA*	278,600	3,067,248
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	393,300	12,522,672
GVT Holding SA*	112,700	2,745,969
Lojas Renner SA	139,900	3,299,290
Lupatech SA	112,300	4,222,567
Petroleo Brasileiro SA (ADR)	151,400	18,382,988
Santos Brasil Participacoes SA (Unit)	123,000	2,128,192
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	28,900	4,202,349
(Cost $29,214,151)		56,073,117
Canada 0.0%
Coalcorp Mining, Inc.* (Cost $419,681)	105,628	167,813
China 4.9%
China Life Insurance Co., Ltd. "H" (ADR) (a)	35,400	2,322,240
Dalian Port (PDA) Co., Ltd. "H"	3,392,000	2,221,673
Focus Media Holding Ltd. (ADR)* (a)	82,400	3,039,736
Hidili Industry International Development Ltd.*	1,264,000	1,931,838
Industrial & Commercial Bank of China Ltd. "H"	9,251,900	7,335,551
Sunshine Holdings Ltd.	5,105,000	638,666
WuXi PharmaTech Cayman, Inc. (ADR)* (a)	67,500	1,244,700
Yingli Green Energy Holding Co., Ltd. (ADR)* (a)	52,800	1,163,184
(Cost $21,868,285)		19,897,588
Egypt 0.6%
Orascom Construction Industries (Cost $1,940,137)	27,116	2,226,299
Hong Kong 6.7%
China Mobile Ltd. (ADR)	151,900	13,112,008
CNOOC Ltd.	3,058,400	5,425,265
CNOOC Ltd. (ADR)	6,000	1,065,300
GOME Electrical Appliances Holdings Ltd.	1,240,000	2,875,842
Huabao International Holdings Ltd.	2,419,300	2,174,303
Lee & Man Paper Manufacturing Ltd.	475,200	885,041
Stella International Holdings Ltd.	873,500	1,296,215
(Cost $18,329,287)		26,833,974
India 5.8%
Bharti Airtel Ltd.*	246,909	5,472,773
DLF Ltd.	154,271	2,672,065
ICICI Bank Ltd. (ADR)	66,600	2,969,694
Larsen & Toubro Ltd.	55,813	4,158,463
Reliance Capital Ltd.	54,900	2,031,487
Reliance Industries Ltd.*	91,200	5,860,417
(Cost $18,339,737)		23,164,899
Indonesia 1.6%
PT Bank Mandiri	7,576,800	2,353,045
PT Bumi Resources Tbk	3,032,900	2,177,166
PT Holcim Indonesia Tbk*	21,024,000	2,068,741
(Cost $6,383,669)		6,598,952
Israel 0.7%
Elbit Systems Ltd. (Cost $1,380,666)	52,700	2,919,653
Kazakhstan 0.7%
KazMunaiGas Exploration Production (GDR) 144A (Cost $1,616,566)	99,100	2,913,540
Korea 10.8%
Hana Tour Service, Inc.	37,500	2,234,302
Hyundai Development Co.	20,900	1,329,207
Kangwon Land, Inc.	108,200	2,260,921
Kookmin Bank (ADR)	57,400	4,003,650
LG Electronics, Inc.	37,119	5,767,907
LIG Life Insurance Co., Ltd.*	108,000	2,304,385
NHN Corp.*	23,200	5,377,614
POSCO (ADR)	43,000	5,306,200
Samsung Electronics Co., Ltd.	16,460	11,718,432
Samsung Engineering Co., Ltd.	36,600	3,252,945
(Cost $37,258,423)		43,555,563
Lebanon 1.3%
Banque Audi "B" (GDR) (REG S)	13,531	1,326,038
Solidere "A" (GDR) (REG S)	162,500	3,986,125
(Cost $3,831,228)		5,312,163
Luxembourg 1.5%
Tenaris SA (ADR) (a) (Cost $4,575,831)	115,600	6,127,956
Malaysia 1.9%
Digi.com Bhd.	301,200	2,315,250
Kuala Lumpur Kepong Bhd.	511,100	2,706,412
Sime Darby Bhd.*	806,900	2,455,823
(Cost $6,286,596)		7,477,485
Mexico 5.4%
America Movil SAB de CV "L" (ADR)	163,100	9,453,276
Cemex SAB de CV (ADR)* (a)	105,700	2,922,605
Empresas ICA SAB de CV*	321,100	1,944,280
Grupo FAMSA SAB de CV "A"*	548,300	1,795,125
Grupo Televisa SA (ADR)	142,700	3,521,836
Mexichem SA de CV	301,800	2,156,588
(Cost $18,952,788)		21,793,710
Netherlands 0.5%
Vimetco NV (GDR) 144A* (Cost $2,196,134)	237,500	2,066,250
Nigeria 0.7%
Guaranty Trust Bank PLC (GDR) 144A	139,100	1,742,923
Guaranty Trust Bank PLC (REG S) (GDR)	73,800	925,021
(Cost $2,361,554)		2,667,944
Philippines 0.4%
Filinvest Land, Inc.* (Cost $2,096,613)	58,958,700	1,396,730
Russia 12.1%
Far Eastern Shipping Co.*	2,865,622	3,496,059
Gazprom (ADR)	262,385	13,930,476
LUKOIL (ADR)	90,300	8,154,090
Magnitogorsk Iron & Steel Works (GDR) 144A	185,850	3,224,497
Novorossiysk Sea Trade Port (GDR) 144A*	94,400	1,463,200
Sberbank*	1,471,580	4,765,803
Uralkali (GDR) 144A*	102,400	5,457,920
Vimpel-Communications (ADR)	124,000	3,739,840
X5 Retail Group NV (GDR) (REG S)*	23,400	819,000
X5 Retail Group NV (GDR) 144A*	106,900	3,741,500
(Cost $36,008,260)		48,792,385
Singapore 1.4%
Olam International Ltd.	1,063,810	2,091,282
Straits Asia Resources Ltd.	1,506,000	3,694,268
(Cost $5,297,278)		5,785,550
South Africa 4.1%
Anglo Platinum Ltd.	18,600	2,967,574
Gold Fields Ltd.	209,500	2,804,910
MTN Group Ltd.	203,900	3,871,593
Murray & Roberts Holdings Ltd.	125,263	1,460,518
Naspers Ltd. "N"	122,400	2,647,609
Raubex Group Ltd.	524,940	2,697,683
(Cost $16,336,148)		16,449,887
Taiwan 8.7%
Advanced Semiconductor Engineering, Inc.	2,935,741	3,003,558
Asustek Computer, Inc.	1,060,383	3,420,884
Cathay Financial Holding Co., Ltd.	1,866,900	5,240,132
Chunghwa Telecom Co., Ltd. (ADR)	158,400	4,040,784
Delta Electronics, Inc.	1,077,375	3,219,606
Hon Hai Precision Industry Co., Ltd.	645,664	3,722,794
Hung Poo Real Estate Development Corp.	1,236,000	2,358,597
Innolux Display Corp. (GDR) 144A*	262,050	1,532,992
Rich Develpment Co., Ltd.	1,912,000	1,710,845
Taiwan Tea Corp.*	2,123,000	1,869,885
Walsin Lihwa Corp.	3,156,000	1,600,274
Yuanta Financial Holding Co., Ltd.*	3,383,000	3,217,175
(Cost $34,479,659)		34,937,526
Thailand 2.1%
Bangkok Bank PCL (Foreign Registered)	1,174,500	5,177,077
Thai Oil PCL (Foreign Registered)	1,454,300	3,256,238
(Cost $6,687,313)		8,433,315
Turkey 1.7%
Coca-Cola Icecek AS	208,300	1,844,475
Sinpas Gayrimenkul Yatirim Ortakligi AS*	325,704	1,154,588
Turkiye Garanti Bankasi AS (Unit)	703,000	3,740,165
(Cost $8,282,583)		6,739,228
United Arab Emirates 2.3%
DP World Ltd.*	1,230,517	1,292,043
Emaar Properties PJSC*	2,556,287	8,004,275
(Cost $10,367,564)		9,296,318
United Kingdom 1.2%
LonZim PLC*	816,713	1,776,776
Standard Chartered PLC	82,054	2,881,269
(Cost $4,409,758)		4,658,045
United States 1.0%
Freeport-McMoRan Copper & Gold, Inc. (Cost $3,456,010)	34,900	3,969,875
Zambia 0.4%
Zambeef Products PLC (Cost $1,653,239)	883,566	1,754,419
Total Common Stocks (Cost $308,463,134)		377,613,549

Participatory Notes 1.6%
Lebanon 0.4%
Banque Audi (issuer Merrill Lynch International), Expiration Date 9/27/2010* (Cost $1,085,802)	15,520	1,513,355
United Arab Emirates 1.2%
Aldar Properties PJSC (issuer Merrill Lynch International), Expiration Date 1/12/2010* (Cost $3,883,077)	1,560,632	4,925,355
Total Participatory Notes (Cost $4,968,879)		6,438,710

Preferred Stocks 1.1%
Brazil
Net Servicos de Comunicacao SA*	245,007	3,372,494
Usinas Siderurgicas de Minas Gerais SA "A"	22,325	1,090,060
Total Preferred Stocks (Cost $3,203,508)		4,462,554

Securities Lending Collateral 3.8%
Daily Assets Fund Institutional, 2.88% (b) (c) (Cost $15,455,235)	15,455,235	15,455,235

Cash Equivalents 2.1%
Cash Management QP Trust, 2.54% (b) (Cost $8,415,671)	8,415,671	8,415,671
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $340,506,427)+	102.4	412,385,719
Other Assets and Liabilities, Net	(2.4)	(9,709,823)
Net Assets	100.0	402,675,896
* Non-income producing security.
** Security listed in country of incorporation. Significant business activities of company are in Brazil.
+ The cost for federal income tax purposes was $341,420,414 At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $70,965,305. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $90,925,251 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,959,946.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $15,133,386 which is 3.8% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

BDR: Brazilian Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $316,635,521) — including $15,133,386 of securities loaned	$ 388,514,813
Investment in Cash Management QP Trust (cost $8,415,671)	8,415,671
Investment in Daily Assets Fund Institutional (cost $15,455,235)*	15,455,235
Total investments, at value (cost $340,506,427)	412,385,719
Cash	1,301,388
Foreign currency, at value (cost $2,224,636)	2,226,442
Receivable for investments sold	4,100,564
Dividends receivable	740,515
Interest receivable	30,461
Receivable for Fund shares sold	664,841
Foreign taxes recoverable	122,873
Other assets	69,608
Total assets	421,642,411
Liabilities
Payable for investments purchased	2,479,621
Payable upon return of securities loaned	15,455,235
Payable for Fund shares redeemed	276,849
Accrued management fee	314,996
Other accrued expenses and payables	439,814
Total liabilities	18,966,515
Net assets, at value	$ 402,675,896
Net Assets Consist of
Undistributed net investment income	200,560
Net unrealized appreciation (depreciation) on: Investments	71,879,292
Foreign currency	13,199
Accumulated net realized gain (loss)	14,236,484
Paid-in capital	316,346,361
Net assets, at value	$ 402,675,896
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($119,862,495 ÷ 5,262,503 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 22.78
Maximum offering price per share (100 ÷ 94.25 of $22.78)	$ 24.17

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,731,567 ÷ 320,177 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 21.02

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($14,084,841 ÷ 666,782 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 21.12
Class S Net Asset Value, offering and redemption price(a) per share ($228,688,797 ÷ 9,917,321 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 23.06
Institutional Class Net Asset Value, offering and redemption price(a) per share ($33,308,196 ÷ 1,444,606 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 23.06
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operation for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $275,984)	$ 4,070,488
Interest	7,020
Interest — Cash Management QP Trust	58,194
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	106,643
Total Income	4,242,345
Expenses: Management fee	1,980,338
Administration fee	196,895
Services to shareholders	271,374
Custodian fee	270,346
Distribution and service fees	247,622
Professional fees	56,513
Directors' fees and expenses	10,437
Reports to shareholders	66,236
Registration fees	23,782
Other	51,065
Total expenses before expense reductions	3,174,608
Expense reductions	(1,977)
Total expenses after expense reductions	3,172,631
Net investment income (loss)	1,069,714
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $135,252)	14,808,609
Foreign currency (including foreign taxes of $29)	(90,386)
14,718,223
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign tax credit of $797,281)	(61,302,573)
Foreign currency	(42,226)
(61,344,799)
Net gain (loss)	(46,626,576)
Net increase (decrease) in net assets resulting from operations	$ (45,556,862)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income (loss)	$ 1,069,714	$ 509,089
Net realized gain (loss)	14,718,223	83,923,259
Change in net unrealized appreciation (depreciation)	(61,344,799)	93,267,112
Net increase (decrease) in net assets resulting from operations	(45,556,862)	177,699,460
Distributions to shareholders: Net investment income: Class A	(231,601)	(103,785)
Class S	(688,335)	(758,254)
Net realized gains: Class A	(26,919,314)	(23,073,468)
Class B	(1,818,270)	(1,597,328)
Class C	(3,105,506)	(3,118,397)
Class S	(52,437,670)	(49,709,434)
Total distributions	(85,200,696)	(78,360,666)
Fund share transactions: Proceeds from shares sold	86,436,014	78,675,441
Reinvestment of distributions	74,965,610	66,277,796
Cost of shares redeemed	(86,413,890)	(95,293,217)
Redemption fees	11,021	11,461
Net increase (decrease) in net assets from Fund share transactions	74,998,755	49,671,481
Increase (decrease) in net assets	(55,758,803)	149,010,275
Net assets at beginning of year	458,434,699	309,424,424
Net assets at end of period (including undistributed net investment income of $200,560 and $50,782, respectively)	$ 402,675,896	$ 458,434,699

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 31.64	$ 25.35	$ 20.26	$ 15.61	$ 13.25	$ 8.69
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.03	.06[e]	.10	.08	.04
Net realized and unrealized gain (loss)	(3.02)	12.72	6.67	4.63	2.29	4.52
Total from investment operations	(2.97)	12.75	6.73	4.73	2.37	4.56
Less distributions from: Net investment income	(.05)	(.03)	—	(.08)	(.02)	—
Net realized gains	(5.84)	(6.43)	(1.64)	—	—	—
Total distributions	(5.89)	(6.46)	(1.64)	(.08)	(.02)	—
Redemption fees	.00***	.00***	.00***	.00***	.01	.00***
Net asset value, end of period	$ 22.78	$ 31.64	$ 25.35	$ 20.26	$ 15.61	$ 13.25
Total Return (%)[c]	(9.97)**	63.41	34.49[d,e]	30.48[d]	18.00[d]	52.47[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	148	90	84	49	16
Ratio of expenses before expense reductions (%)	1.67*	1.68	1.93	2.05	2.06	2.19
Ratio of expenses after expense reductions (%)	1.67*	1.68	1.92	1.98	1.99	2.16
Ratio of net investment income (loss) (%)	.42*	.14	.26[e]	.59	.56	.38
Portfolio turnover rate (%)	31**	98	145	126	146	182
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 29.76	$ 24.34	$ 19.66	$ 15.20	$ 12.98	$ 8.58
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.16)	(.12)[e]	(.03)	(.02)	(.04)
Net realized and unrealized gain (loss)	(2.86)	12.01	6.44	4.49	2.23	4.44
Total from investment operations	(2.90)	11.85	6.32	4.46	2.21	4.40
Less distributions from: Net realized gains	(5.84)	(6.43)	(1.64)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.01	.00***
Net asset value, end of period	$ 21.02	$ 29.76	$ 24.34	$ 19.66	$ 15.20	$ 12.98
Total Return (%)[c]	(10.39)**	61.91	33.44[d,e]	29.34[d]	17.10[d]	51.28[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	10	6	4	2	2
Ratio of expenses before expense reductions (%)	2.59*	2.61	2.89	3.03	2.91	2.97
Ratio of expenses after expense reductions (%)	2.59*	2.61	2.79	2.76	2.75	2.93
Ratio of net investment income (loss) (%)	(.50)*	(.79)	(.61)[e]	(.19)	(.20)	(.39)
Portfolio turnover rate (%)	31**	98	145	126	146	182
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 29.86	$ 24.39	$ 19.70	$ 15.23	$ 13.01	$ 8.60
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.14)	(.11)[e]	(.03)	(.02)	(.04)
Net realized and unrealized gain (loss)	(2.87)	12.04	6.44	4.50	2.23	4.45
Total from investment operations	(2.90)	11.90	6.33	4.47	2.21	4.41
Less distributions from: Net realized gains	(5.84)	(6.43)	(1.64)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	.01	.00***
Net asset value, end of period	$ 21.12	$ 29.86	$ 24.39	$ 19.70	$ 15.23	$ 13.01
Total Return (%)[c]	(10.38)**	62.06	33.43[d,e]	29.35[d]	17.06[d]	51.28[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	15	12	8	3	2
Ratio of expenses before expense reductions (%)	2.54*	2.54	2.77	2.89	2.86	2.95
Ratio of expenses after expense reductions (%)	2.54*	2.54	2.73	2.75	2.76	2.92
Ratio of net investment income (loss) (%)	(.45)*	(.72)	(.55)[e]	(.18)	(.21)	(.38)
Portfolio turnover rate (%)	31**	98	145	126	146	182
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 31.96	$ 25.58	$ 20.38	$ 15.71	$ 13.34	$ 8.73
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.05	.12[d]	.14	.11	.07
Net realized and unrealized gain (loss)	(3.05)	12.86	6.72	4.66	2.31	4.54
Total from investment operations	(2.98)	12.91	6.84	4.80	2.42	4.61
Less distributions from: Net investment income	(.08)	(.10)	—	(.13)	(.06)	—
Net realized gains	(5.84)	(6.43)	(1.64)	—	—	—
Total distributions	(5.92)	(6.53)	(1.64)	(.13)	(.06)	—
Redemption fees	.00***	.00***	.00***	.00***	.01	.00***
Net asset value, end of period	$ 23.06	$ 31.96	$ 25.58	$ 20.38	$ 15.71	$ 13.34
Total Return (%)	(9.93)**	63.61[c]	34.90[c,d]	30.67[c]	18.34[c]	52.81[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	229	285	202	128	89	65
Ratio of expenses before expense reductions (%)	1.50*	1.60	1.76	1.89	1.93	1.92
Ratio of expenses after expense reductions (%)	1.50*	1.59	1.67	1.76	1.76	1.90
Ratio of net investment income (loss) (%)	.59*	.23	.51[d]	.81	.79	.64
Portfolio turnover rate (%)	31**	98	145	126	146	182
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.00035 per share and an increase in the ratio of net investment income of 0.001%. Excluding this non-recurring income, total return would have been 0.001% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 22.13
Income (loss) from investment operations: Net investment income (loss)[b]	.13
Net realized and unrealized gain (loss)	.80
Total from investment operations	.93
Redemption fees	.00***
Net asset value, end of period	$ 23.06
Total Return (%)	4.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33
Ratio of expenses before expense reductions (%)	1.41*
Ratio of expenses after expense reductions (%)	1.41*
Ratio of net investment income (loss) (%)	.59**
Portfolio turnover rate (%)	31**
[a] For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Emerging Markets Equity Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.On March 3, 2008, the Fund commenced offering Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $121,342,699 and $131,387,188, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.990%
Over $750 million of such net assets	.965%

Accordingly, for the six months ended April 30, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 1.01% of the Fund's average daily net assets.

For the period from November 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of Class B shares at 2.71%.

For the period from November 1, 2007 through April 13, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of Class S shares at 1.55%.

Effective March 3, 2008 (commencement of operations of Institutional Class shares) through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of Institutional Class shares at 1.71%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008, the Advisor received an Administration Fee of $196,895, of which $31,902 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008 and for the period from March 3, 2008 (commencement of operations) to April 30, 2008 for Institutional Class shares, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at April 30, 2008
Class A	$ 43,009	$ 16,120
Class B	7,055	2,949
Class C	10,441	4,561
Class S	120,750	88,507
Institutional Class	427	427
	$ 181,682	$ 112,564

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 28,329	$ 3,952
Class C	49,668	7,669
	$ 77,997	$ 11,621

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 143,961	$ 42,151.23%
Class B	9,241	2,193.24%
Class C	16,423	4,668.25%
	$ 169,625	$ 49,012

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008, aggregated $12,344.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and Class C shares aggregated $18,439 and $4,037, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, there was no CDSC charged for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,074, of which $402 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $1,977 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	667,943	$ 16,271,660	1,240,214	$ 30,999,247
Class B	63,831	1,502,583	143,735	3,466,940
Class C	200,230	4,481,613	254,938	6,137,613
Class S	1,308,015	32,293,324	1,475,887	38,071,641

		$ 86,436,014		$ 78,675,441
Shares issued to shareholders in reinvestment of distributions
Class A	1,011,530	$ 23.781,067	952,329	$ 19,941,768
Class B	78,166	1,701,686	71,452	1,418,339
Class C	128,217	2,804,107	138,572	2,758,978
Class S	1,962,206	46,678,750	1,994,227	42,158,711
		$ 74,965,610		$ 66,277,796
Shares redeemed
Class A	(1,109,405)	$ (26,383,203)	(1,036,881)	$ (24,857,312)
Class B	(144,190)	(3,159,341)	(146,428)	(3,329,061)
Class C	(171,423)	(3,634,239)	(374,498)	(8,581,725)
Class S	(2,274,926)	(53,162,142)	(2,429,713)	(58,525,119)

		$ (86,413,890)		$ (95,293,217)
Redemption fees		$ 11,021		$ 11,461
Net increase (decrease)
Class A	570,068	$ 13,675,366	1,155,662	$ 26,087,466
Class B	(2,193)	44,985	68,759	1,557,249
Class C	157,024	3,652,196	19,012	315,223
Class S	995,295	25,814,339	1,040,401	21,711,543

		$ 74,998,755		$ 49,671,481
* For the period from March 3, 2008 (commencement of operations of Institutional Class shares) to April 30, 2008.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SEKAX	SEKBX	SEKCX	SEMGX	SEKIX
CUSIP Number	23337R 106	23337R 205	23337R 304	23337R 502	23337R 619
Fund Number	479	679	779	2079	1479

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Emerging Markets Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008